UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 9, 2014

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Zisch Appointment

As previously reported on Midway Gold Corp.’s (the “Registrant”) Current Report on Form 8-K filed with the United States Securities and Exchange Commission on October 15, 2014 (the “Previous 8-K”), William M. Zisch was appointed to serve as the Registrant’s President and Chief Executive Officer with such appointment to be effective no later than December 10, 2014, pursuant to an Employment Agreement dated, October 14, 2014 by and between the Registrant and Mr. Zisch (the “Employment Agreement”).

On December 11, 2014, Mr. Zisch was appointed to the Registrant’s Board of Directors (the “Board”).

Mr. Zisch is eligible to participate in the Registrant’s 2013 Stock and Incentive Plan.

Mr. Zisch is not related by blood or marriage to any of the Registrant’s directors or executive officers or any persons nominated by the Registrant to become directors or executive officers. Other than the Employment Agreement as described in the Previous 8-K with such description hereby incorporated herein by reference, the Registrant has not engaged in any transaction with Mr. Zisch or a person related to Mr. Zisch had a direct or indirect material interest. To the Registrant’s knowledge, there is no arrangement or understanding between any of officers or directors and Mr. Zisch pursuant to which Mr. Zisch was selected to serve as a director.

Brunk Retirement

On December 11, 2014 Ken Brunk retired from the Board. Mr. Brunk’s retirement was not the result of any disagreement with the Registrant. The Registrant would like to than Mr. Brunk for his service.

Item 7.01. Regulation FD Disclosure.

On December 12, 2014, the Registrant issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1 announcing the appointment of Mr. Zisch as a member of the Board of the Registrant and the retirement of Mr. Brunk from the Board. On December 9, 2014, the Registrant issued the press release attached to this Current Report on Form 8-K as Exhibit 99.2 reporting on the employment inducement award of Stock Options to Mr. Zisch. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press releases attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit	Description
*99.1 *99.2	Press Release, dated December 12, 2014 Press Release, dated December 9, 2014

*The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: December 12, 2014	By:	/s/ Bradley J. Blacketor
Bradley J. Blacketor Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
*99.1 *99.2	Press Release, dated December 12, 2014 Press Release Dated December 9, 2014

*The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.